                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

      File by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12
      / /        Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                                         ISONICS CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                 JAMES E. ALEXANDER, PRESIDENT
      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(4) and O-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.
           (1)  Set forth the amount on which the filing fee is calculated and state how it was determined.
                ----------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              ISONICS CORPORATION
                              5906 McIntyre Street
                                Golden, CO 80403

                                October 10, 2001

Dear Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders on Tuesday, November 13, 2001, at 10:00 a.m. at the Denver-West Marriott located at 1717 Denver-West Marriott Boulevard, Golden, Colorado 80401 (telephone:
303-279-9100).

    The Board of Directors recommends that all shareholders vote for the election of the nominated directors and for the other proposals presented in this proxy statement.

    Proposal number 2 is for an amendment to our articles of incorporation to increase our authorized capitalization. Currently we have insufficient remaining capitalization to accomplish our corporate objectives, as described in the proxy statement. Consequently the Board of Directors recommends that the shareholders vote for ratification of this proposal. YOUR SUPPORT OF THIS PROPOSAL IS VERY IMPORTANT TO THE FUTURE SUCCESS OF YOUR COMPANY.

    Proposals numbered 3 and 4 are for amendments to the Company's 1996 Executives' Equity Incentive Plan and to the Company's 1996 Equity Incentive Plan to increase the amount of shares available under these plans. The Board of Directors believes that these plans are necessary to enable us to provide meaningful equity incentives to attract, motivate, and retain employees. Consequently the Board of Directors recommends that the shareholders vote for ratification of these proposals. Isonics operates in an extremely competitive job market where unemployment is extremely low and where turnover can be very high. In this job market, equity incentive plans are offered by the majority of the public companies with whom we compete for talent. YOUR SUPPORT OF THIS PROPOSAL IS VERY IMPORTANT TO THE FUTURE SUCCESS OF YOUR COMPANY.

    Whether or not you plan to attend the Annual Meeting, PLEASE MARK, SIGN, DATE, AND RETURN your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you give in your proxy card whether or not you attend the Annual Meeting. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. PLEASE SEND IN YOUR PROXY CARD.

                                          Sincerely yours,
                                          James E. Alexander, President

                              ISONICS CORPORATION
                              5906 McIntyre Street
                                Golden, CO 80403

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on November 13, 2001

                                                                October 10, 2001

TO THE SHAREHOLDERS OF ISONICS CORPORATION:

    The Annual Meeting of Shareholders of ISONICS CORPORATION, a California corporation, ("Isonics" or the "Company") will be held at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, CO 80401 (telephone: 303-279-9100), on November 13, 2001 at 10:00 a.m. local time, to consider and take action on:

    1. The election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

    2. Amendment to our Articles of Incorporation to increase our authorized common stock to 40,000,000 shares.

    3. Amendment of the 1996 Executives' Equity Incentive Plan to increase the number of shares of common stock included to 2,000,000.

    4. Amendment of the 1996 Equity Incentive Plan to increase the number of shares of common stock included to 1,000,000.

    5. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

    The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

    Only holders of record of common stock and our Series A Convertible Preferred Stock at the close of business on September 17, 2001, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

    Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                          By Order of the Board of Directors:
                                          James E. Alexander, President

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                              ISONICS CORPORATION
                              5906 MCINTYRE STREET
                                GOLDEN, CO 80403
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 13, 2001

                                                                October 10, 2001

    This Proxy Statement is being furnished to shareholders of ISONICS CORPORATION ("Isonics" or the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Annual Meeting of shareholders of the Company (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. local time, at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, CO 80401 (telephone: 303-279-9100), on November 13, 2001. This Proxy Statement will be first mailed to the shareholders on or before October 17, 2001.

                               VOTING SECURITIES

    Holders of record of the Company's common stock (the "Common Stock") at the close of business on September 17, 2001 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had 9,311,475 shares of Common Stock outstanding and 963,666 shares of Series A Convertible Preferred Stock outstanding convertible into 963,666 shares of common stock. The holders of shares of Common Stock and Series A Stock are entitled to one vote per share. At the record date, the Company's voting securities include its outstanding Common Stock and Series A Stock.

    A majority of the issued and outstanding shares of the Common Stock combined with the Series A Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the five nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1). A majority of the total shares of Common Stock outstanding and a majority of the two classes combined (Common Stock and Series A Stock) is necessary for the approval of Proposal 2. If a quorum is present, a majority of the shares voting is necessary for the approval of Proposals 3 and 4.

    With respect to the election of directors, shareholders have cumulative voting rights, which means that each shareholder has that number of votes equal to the number of shares held multiplied by the number of directors to be elected. Each shareholder may give all such votes to one candidate or distribute such shareholder's votes among the candidates as the shareholder chooses. However, you may not exercise your right to cumulate votes until the candidate or candidates have been nominated and a shareholder has given notice at the Annual Meeting of the shareholder's intention to vote cumulatively.

    If any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The candidates receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other legal effect upon the election of directors under California law. The Company seeks discretionary authority to cumulate votes in the event that additional persons are nominated at the Annual Meeting for the election of directors. In the event that cumulative voting is invoked, the proxy holders intend to cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of the Company's nominees as possible.

    While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will not be counted for the purposes of determining the outcome of the vote on the election of directors or the proposals to amend our Articles of Incorporation (Proposal 2).

    If a proxy card is received with no vote marked, it will be treated as a vote for the election of the directors and for the approval of Proposals 2, 3, and 4.

    We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile. We do not intend to retain a professional solicitor to assist in the solicitation of proxies.

    Management may, in our discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

    A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the ownership of the our common stock as of September 17, 2001 by: (i) each nominee for director;
(ii) each of the executive officers named in the Summary Compensation Table;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

                                                              BENEFICIAL OWNERSHIP
BENEFICIAL OWNER                                                NUMBER OF SHARES     PERCENT OF TOTAL
----------------                                              --------------------   ----------------
James E. Alexander(1).......................................       1,950,167               20.9%
Boris Rubizhevsky(2)........................................       1,695,865               18.1%
Stephen J. Burden(3)........................................         290,370                3.1%
Daniel J. Grady(4)..........................................         244,438                2.6%
Herbert Hegener(5)..........................................          48,600                0.5%
Lindsay Gardner(6)..........................................         299,761                3.2%
Richard Parker(7)...........................................          50,000                0.5%
Larry Wells(8)..............................................         117,241                1.3%
John Sakys(9)...............................................         100,000                1.1%
All executive officers and directors as a group (9                 4,796,442               47.6%
  persons)..................................................
The address for all of the above directors and executives
  officers is:
  5906 McIntyre Street, Golden, CO 80403
Richard Grossman(10)........................................       2,080,809               18.3%
Anfel Trading(11)...........................................         724,947                7.5%
Silicon Evolution, Inc.(12).................................         500,000                5.1%

------------------------

(1) Includes: (i) 25,000 shares of common stock underlying options that are currently exercisable; (ii) 45,455 shares of common stock held in the name of The James & Carol Alexander Family

    Foundation; (iii) 500,000 shares held by wife Carol; (iv) 4,000 shares held by son Jonathan Alexander.

(2) Includes: (i) 1,568,872 shares of common stock held jointly with wife Nancy Eiden Rubizhevsky; (ii) 22,500 shares of common stock underlying options that are currently exercisable; (iii) 39,160 shares of common stock underlying 39,160 warrants to purchase common stock of Isonics; (iv) 33,333 shares of common stock held by wife Nancy Eiden Rubizhevsky; (v) 16,000 shares of common stock held by son Zachary Rubizhevsky; and (vi) 16,000 shares of common stock held by son Ryan Rubizhevsky.

(3) Includes 192,887 shares of common stock underlying options of which 155,738 are vested as of September 17, 2001 and which are currently exercisable.

(4) Includes 222,965 shares of common stock underlying stock options that are currently exercisable.

(5) Includes 35,000 shares of common stock underlying warrants that are currently exercisable.

(6) Includes 50,000 shares of common stock underlying stock options that are currently exercisable.

(7) Includes 50,000 shares of common stock underlying stock options that are currently exercisable.

(8) Includes 40,000 shares of common stock underlying stock options that are currently exercisable. Also includes 77,241 shares owned by Daystar Partners, L.P. of which an affiliate owned by Mr. Wells, and in which Mr. Wells owns a 9.9% equity interest.

(9) Includes 100,000 shares of common stock underlying stock options of which 25,000 are vested as of September 17, 2001 and which are currently exercisable.

(10) Includes beneficial ownership of the following shares: (i) 43,496 shares of common stock underlying 20,000 shares of Series A Stock and 23,496 warrants owned of record and beneficially by Richard Grossman; (ii) 43,496 shares of common stock underlying 20,000 shares of Series A Stock and 23,496 warrants owned of record and beneficially by Orin Hirschman (of which shares
    Mr. Grossman disclaims beneficial ownership); (iii) 1,203,411 shares of common stock underlying 553,334 shares of Series A Stock and 650,077 warrants owned of record and beneficially by Adam Smith Investment Partners, L.P.; (iv) 246,482 shares of common stock underlying 113,334 shares of Series A Stock and 133,148 warrants owned of record and beneficially by Adam Smith Investments, Ltd.; and (v) 587,420 shares of common stock underlying 587,420 warrants owned of record and beneficially by Adam Smith &
    Company, Inc., all as set forth on the Schedule 13D filed by such persons on August 12, 1999. The business addresses of Richard Grossman and Orin Hirschman, and the principal executive offices of Adam Smith Investment Partners, L.P. and Adam Smith & Company, Inc., are located at 101 East 52nd Street, New York, New York 10022. The principal executive offices of Adam Smith Investments, Ltd. are c/o Insinger Fund Administration (BVI) Limited, Tropic Isle Building, P.O. Box 438, Road Town, Tortola, British Virgin Islands.

(11) Includes 391,613 shares of common stock underlying 391,613 warrants. The principal executive offices of Anfel Trading Ltd. are c/o M. Andre Zolty, 24 Route De Malagnou, 1208 Geneva, Switzerland. Andre Zolty is the principal and controlling shareholder of Anfel Trading Ltd. and may be deemed to beneficially own these shares.

(12) Includes 500,000 shares of common stock underlying 500,000 shares of Series B preferred stock issued effective October 2001, after the record date. The principal executive offices of Silicon Evolution, Inc., are located at 12013 NE 99th Street, Suite 1600, Vancouver, Washington 98682.

    The Series A Stock consists of 1,830,000 shares issued with a liquidation preference and conversion right of $1.50 per share. Through the record date, 866,334 shares of Series A Stock have elected to convert into common stock. The conversion right of the preferred stock is on a one-for-one basis. The Series A Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of common stock payable at such time multiplied by the number of shares of common stock then obtainable upon conversion of such Series A Stock. The Redemption Trigger Date for the Series A Stock shall be the business day immediately following the thirtieth consecutive trading day that the average closing price during such trading days (or, if no closing price is reported, the average of the bid and ask prices) of the shares of common stock was above $8.00 per share (which minimum price shall be proportionally adjusted for stock splits, stock dividends, reverse stock splits and any other subdivision or combination of the common stock). After the Redemption Date, Isonics may redeem all or any part of the Series A Stock at its election at any time and from time to time. The Series A Stock is convertible into common stock at the option of the holder until and unless Isonics chooses to redeem such shares on the basis of one share of common stock per share of Series A Stock and, until converted, each share of Series A Stock is entitled to one vote at any meeting of Isonics' shareholders.

    In October 2001, after the record date for this meeting, we issued 500,000 shares of our Series B Convertible Preferred Stock. We issued the Series B Stock to Silicon Evolution, Inc. in consideration of a license agreement. We may terminate the license agreement if certain future events do not occur and, in that case, we will cancel the Series B Stock issued to Silicon Evolution. The Series B Stock will automatically convert into common stock on a share-for-share basis when the Isonics shareholders approve the recapitalization set forth in proposal 2.

    We know of no plans or arrangement that will result in a change of control at Isonics.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

    The following persons are nominated as directors of the Company for a term of one year and until the election and qualification of their successors:

James E. Alexander           Boris Rubizhevsky            Lindsay A. Gardner
Richard Parker               Larry J. Wells

    These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of the Company, unless a shareholder withholds authority to vote for any or all of the nominees. The five nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the names and ages of all the Directors and Executive Officers of Isonics, and the positions held by each such person as of September 17, 2001. The directors each serve until their successors are duly elected and qualified; officers are appointed by, and serve at the pleasure of, the Board of Directors.

NAME                            AGE                              POSITION
----                          --------                           --------
James E. Alexander..........     52      President, Chief Executive Officer, Treasurer, and
                                         Chairman of the Board

Boris Rubizhevsky...........     50      Senior Vice President, Vice Chairman and Director

Daniel J. Grady.............     47      Vice President, Life Sciences

Stephen J. Burden...........     52      Vice President, Semiconductor Materials

John V. Sakys...............     33      Vice President, Chief Financial Officer and Secretary

Herbert Hegener.............     55      Managing Director of Chemotrade

Lindsay A. Gardner(1)(2)....     50      Director

Richard Parker(1)(2)........     57      Director

Larry J. Wells(1)(2)........     58      Director

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Each of the directors holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Each officer serves at the discretion of the Board.

    JAMES E. ALEXANDER is our co-founder. He has served as our President, Chief Executive Officer and as a director since our inception. Mr. Alexander has worked full-time for Isonics since January 1994. From June 1972 to December 1993, he worked in a variety of technology positions at General Electric Corporation in the aircraft engine and nuclear power divisions, most recently as Manager of Technology Programs. Mr. Alexander received his Bachelors degree in Metallurgical Engineering from the University of Cincinnati and performed graduate work in materials science there. He earned a Masters degree in Business Administration from Santa Clara University.

    BORIS RUBIZHEVSKY is a co-founder of Isonics and has been Senior Vice President and a director since our inception. Mr. Rubizhevsky became Vice Chairman in March 1997 and has worked exclusively for Isonics during this time. From November 1986 through December 1994, he owned and operated SAR Marketing, a consulting firm providing business advice and services to large multinational corporations. From June 1977 to May 1986, Mr. Rubizhevsky worked at General Electric Corporation as Business Development Manager in various international locations. He received his Bachelors degree in Engineering from Stevens Institute of Technology.

    DR. DANIEL J. GRADY joined us as Vice President, Medical, Research and Diagnostics in 1995. From March 1994 through September 1995, Dr. Grady was Vice President of Research and Development at Sopha Medical Systems, a medical diagnostic imaging equipment manufacturer. From April 1991 until March 1994, he served as Marketing Manager, Nuclear Energy for General Electric Corporation. From May 1988 through March 1991, Dr. Grady served as Software Engineer Manager, Nuclear Medicine for General Electric in England. From October 1984 through May 1988, he served as Clinical Applications Manager for General Electric Nuclear Medicine. Between June 1981 and October 1984, he served as Engineering Analysis Section Head for TRW. Dr. Grady received his Bachelors and Masters degrees and Ph.D. in Nuclear Engineering from the University of Michigan.

    DR. STEPHEN J. BURDEN joined us in January 1997 as Director of Research & Development. He was promoted to Vice President, Semiconductor Materials effective January 1, 1999. From 1993 to 1997, Dr. Burden was Director of Product Development at sp3, Inc., a manufacturer of diamond-coated tools. From 1984 to 1993, he was Manager of Advanced Materials R&D at GTE Valenite, a subsidiary of GTE Corporation, a manufacturer of cutting tools. From 1974 to 1984, Dr. Burden was employed by General Electric Corporation in various capacities. Dr. Burden received his Ph.D. and Masters of Science degrees in Materials Science and Engineering from Drexel University, and his Bachelors degree in Science Engineering from Northwestern University. Dr. Burden also has an MBA from the University of Michigan.

    JOHN SAKYS joined us in May 2001 as Controller. He was promoted to Vice President, Chief Financial Officer effective September 3, 2001. From September 2000 to April 2001 Mr. Sakys was controller of AuraServ Communications. From July 1998 to September 2000 Mr. Sakys was Director of Financial Reporting for Media One, Inc. From December 1994 to July 1998 Mr. Sakys was an audit manager at Ernst and Young LLP. From September 1990 to December 1994 Mr. Sakys was employed at Arthur Andersen LLP in various capacities. Mr. Sakys received his Bachelors degree in Business Economics with an emphasis in accounting from the University of California at Santa Barbara and is a Certified Public Accountant.

    HERBERT HEGENER is a co-founder of Chemotrade and has served as its President since its formation in 1991. From 1988 to 1991, Mr. Hegener was with Medgenix Deutschland GmbH-Dusseldorf, Germany. He was Medgenix Deutschland's Managing Director when he left Medgenix Deutschland to found Chemotrade. From 1973 to 1988, Mr. Hegener worked at the Hempel Group, Dusseldorf, Germany, in various management positions. Mr. Hegener is a specialist in stable and radioactive isotopes. He has degrees in chemistry and economics.

    LINDSAY A. GARDNER was elected a director in September 1993. Ms. Gardner is currently Director, Corporate Development and Strategic Planning for Menasha Corporation. From 1991 to 2001, Ms. Gardner was President of LG Associates, a U.S.-based management consulting firm providing strategic planning and materials management expertise to foreign company affiliates of U.S. companies in developing countries. During her tenure at LG Associates, Ms. Gardner resided in Moscow, Russia from September 1991 to January 1994, and Beijing, China from January 1994 to April 2000. She currently resides in Appleton, Wisconsin. From 1977 to 1991, Ms. Gardner worked for General Electric Corporation in a variety of management and functional positions including international marketing, quality assurance and supply chain management. Ms. Gardner received a Bachelors degree in International Economics from The George Washington University Elliott School of International Affairs and earned a Masters of Business Administration from the University of Louisville.

    RICHARD PARKER has served as a director since August 1998. Mr. Parker is presently Vice-President of Distribution Sales for Cypress Semiconductor and has held that position since December 1997. Previously, Mr. Parker was Director of Sales for Cypress from April 1984 to December 1997. Prior to joining Cypress, he held various sales and marketing management positions at Fairchild Semiconductor from 1973 to 1984. He received a Bachelors degree in Education from the University of North Dakota.

    LARRY J. WELLS was elected a director of Isonics in January 2000. Since 1989, Mr. Wells has been a general partner of SVP Management Company, the management company for Sundance Venture Partners, L.P., a venture capital fund. From 1983 to 1989, Mr. Wells served as Vice President of Citicorp Venture Capital. He left Citicorp to become Senior Vice President of Inco Venture Capital. Mr. Wells is also a director of Cellegy Pharmaceuticals, Identix, Inc., as well as several privately held companies. Mr. Wells received his Bachelors degree in Economics and earned a masters degree in Business Administration from Stanford University. Mr. Wells was previously a director of Isonics from September 1996 through December 1998.

    There are no significant employees who are not also directors or executive officers as described above. As of April 30, 2001, and subsequently, there were and are no family relationships among the officers, directors or any person chosen by the Company to become a director or officer. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. There are no material legal proceedings pending against Isonics, although Isonics is involved in an arbitration proceeding that is material and is discussed in our annual report to shareholders.

MEETINGS OF THE BOARD AND COMMITTEES

    The Board of Directors held five formal meetings during the fiscal year ended April 30, 2001, and three meetings subsequently through September 17, 2001. Each director attended all of the formal meetings either in person or by telephone without exception. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company and the directors acted by unanimous consent four times during fiscal 2001 and one time subsequently through September 17, 2001. Isonics has standing audit and compensation committees. It does not have a standing nomination committee.

    AUDIT COMMITTEE. The audit committee was formed in 1996, meets the requirements of Nasdaq Rule 4350(d), and is comprised of Messrs. Wells and Parker, and Ms. Gardner. Each of the members of the audit committee is independent as that term is defined in Nasdaq Rule 4200(a)(14). The committee held one formal meeting during the fiscal year ended April 30, 2001, and two meetings subsequently through September 17, 2001. Each member of that committee attended each of those meetings in person or by telephone. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached hereto. The following constitutes the report the Audit Committee has made to the Board of Directors:

                         REPORT OF THE AUDIT COMMITTEE
                TO THE BOARD OF DIRECTORS OF ISONICS CORPORATION

    We hereby report to the Board of Directors of Isonics Corporation that, in connection with the financial statements for the year ended April 30, 2001, and the anticipated preparation of the financial statements for the year ending April 30, 2002, we have

    - reviewed and discussed the audited financial statements with management;

    - recommended the appointment of independent accountants;

    - reviewed the arrangements and standards for and the scope of the audit by independent accountants;

    - reviewed the independence of the independent accountants;

    - considered the adequacy of the system of internal accounting controls and reviewed any proposed corrective actions;

    - reviewed and monitored our policies regarding business ethics and conflicts of interest;

    - reviewed the activities and recommendations of our accounting department;

    - discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as may be modified or supplemented; and

    - received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1,

      Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

    Based on those disclosures and discussions, we are not aware of any relationship between the independent auditors and Isonics that affects the objectivity or independence of the independent auditors. Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for fiscal 2001 be included in Isonics Corporation's 2001 Annual Report to shareholders.

Respectfully submitted,
The Isonics Corporation Audit Committee
Larry J. Wells, Chairman
Richard Parker, Member
Lindsay A. Parker, Member

    COMPENSATION COMMITTEE

    There were no formal compensation committee meetings during the fiscal year ended April 30, 2001, however there was one formal meeting subsequently through September 17, 2001. Each member of that committee attended the meeting in person or by telephone. The compensation committee has the authority to review and make recommendations to our board of directors with respect to the compensation of our executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) DISCLOSURE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires Isonics' directors, executive officers and persons who own more than ten percent of a registered class of Isonics' equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Isonics. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Isonics with copies of all Section 16(a) forms they file.

    To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to Isonics' officers, directors and greater than ten percent beneficial owners were complied with exception (or in addition) to the following during the fiscal year ended April 30, 2001 and subsequently:

1. Dr. Cuttriss and his affiliate, Metallurgy International, Inc., jointly filed a Form 3 in February 2000. Dr. Cuttriss became subject to the
    Section 16(a) reporting requirements when he became an executive officer of Isonics in May 1998. A joint filing of two Form 4s was also made in February 2000 reporting transactions that occurred in July 1999 and September 1999, which Dr. Cuttriss amended in May 2000. Dr. Cuttriss and Metallurgy International are no longer affiliates of Isonics effective February 1, 2001.

2. Mr. Herbert Hegener filed Forms 4 in August 2000 reporting sales that took place in May, June and July of 2000.

3. Eagle-Picher Technologies, LLC became subject to the Section 16(a) reporting requirements when it became a greater than 10% beneficial owner in December 1999. Eagle-Picher filed a Form 3 in March 2000. Eagle-Picher attempted to exercise warrants in March 2000 but, to our knowledge has not yet filed a Form 4 reporting the attempted exercise. Eagle-Picher has also not yet filed an amendment to its Schedule 13D reporting this attempted exercise. In February 2001 we cancelled the shares (subsequent to canceling the warrant) and we have notified Eagle-Picher of the cancellation. To the knowledge of Isonics, Eagle-Picher has not filed any report with the Securities and Exchange Commission regarding the cancellation of the shares.

4. Mr. Alexander filed a Form 4 after July 10, 2000, reporting a transfer of 536,000 shares in June 2000. Mr. Alexander transferred 500,000 of these shares to his wife who continues to own these shares.

SHORT-SWING LIABILITY

    On behalf of Metallurgy International, Inc., an affiliate of Dr. Cuttriss, but without authorization from Dr. Cuttriss or Isonics, a broker-dealer sold and purchased shares of Isonics common stock in July and September 1999, respectively. With authorization from Dr. Cuttriss and Isonics, Metallurgy International, Inc. sold additional shares in February and March 2000. As a result, Isonics raised the concern that Dr. Cuttriss may have obtained a short-swing profit. Subsequently, Isonics received an opinion of counsel in which counsel opined that "a court would likely not impose liability on [Dr.] Cuttriss for the unauthorized July 1999 and September 1999 transactions under
Section 16(b) of the Securities Exchange Act of 1934." Dr. Cuttriss and his affiliate, Metallurgy International, Inc., jointly filed two Form 4s in February 2000 reporting these transactions. Dr. Cuttriss amended these forms in May 2000. Effective February 1, 2001, Dr. Cuttriss and Metallurgy are no longer affiliates of Isonics and, therefore, are no longer subject to the reporting requirements of Section 16(a).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer and the other principal officers of Isonics for the three years ended April 30, 1999, 2000, and 2001. No other executive officer earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to each by Isonics and any subsidiary.

                                                                                 LONG-TERM
                                          ANNUAL COMPENSATION               COMPENSATION AWARDS
                                   ---------------------------------      -----------------------
                                                                            AWARDS                      PAYOUT
                                                                          ----------   SECURITIES      --------
                                                                             ($)       UNDERLYING
NAME AND                 FISCAL      ($)        ($)           ($)         RESTRICTED   OPTIONS &         LTIP      ALL OTHER
PRINCIPAL POSITION        YEAR      SALARY     BONUS        OTHER(A)        AWARDS      SARS (#)        PAYOUT    COMPENSATION
------------------      --------   --------   --------      --------      ----------   ----------      --------   ------------
James E. Alexander....    1999     200,000     50,000        35,016(f)         0          25,000(o)       0             0
  President & CEO         2000     212,000    172,549(d)     39,280(g)         0               0          0             0
                          2001     240,000          0         6,704(h)         0               0          0             0

Boris Rubizhevsky.....    1999     184,100     45,000        25,404(f)         0          22,500(p)       0             0
  Senior Vice             2000     191,000    147,670(e)     28,185(i)         0               0          0             0
  President               2001     216,000          0        14,280(j)         0               0          0             0

Stephen J. Burden.....    1999           0          0             0            0         121,458(r)       0             0
  Vice President(b)       2000     125,000          0        23,452            0               0          0             0
                          2001     125,000          0         9,750(m)         0               0          0             0

Daniel J. Grady.......    1999     127,188     16,000             0            0          15,625(q)       0             0
  Vice President          2000     125,000     10,271        23,833(k)         0               0          0             0
                          2001     143,208          0        13,320(l)         0               0          0             0

Brantley J.               1999      22,182          0             0            0         116,000(s)       0             0
  Halstead............    2000     102,000     16,000         3,870            0          25,000(t)       0             0
  Vice President(c)       2001     122,000     24,000        12,330(n)         0               0          0             0

------------------------

(a) Excludes other compensation, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of such named Executive Officers' annual compensation.

(b) Dr. Burden became an officer of Isonics effective January 1999.

(c) Mr. Halstead became an officer of Isonics in February 1999, upon his joining Isonics as Chief Financial Officer. Mr. Halstead was promoted to Vice President, Finance in January 2000. Mr. Halstead resigned effective May 1, 2001.

(d) Mr. Alexander's amount includes $133,451 for forgiveness of a loan owed to Isonics, and $39,098 to pay applicable payroll taxes on a stock bonus granted in January 1999. Please see "CORPORATE LOANS TO OFFICERS."

(e) Mr. Rubizhevsky's amount includes $113,598 for forgiveness of a loan owed to Isonics, and $29,072 to pay applicable taxes on stock bonus granted in January 1999, and a $5,000 additional cash bonus. Please see "CORPORATE LOANS TO OFFICERS."

(f) Mr. Alexander's amounts represent $35,016 for interest and taxes payable as a result of a loan in fiscal year 1999. Mr. Rubizhevsky's amounts represent $25,404 for interest and taxes payable as a result of a loan in fiscal year 1999.

(g) Mr. Alexander's amount includes $26,543 for accrued vacation that was paid in December 1999, $9,487 car allowance, and $3,250 employer matching contribution to Isonics' 401k plan.

(h) Mr. Alexander's amount includes $1,704 car allowance and $5,000 employer matching contribution to Isonic's 401k plan.

(i) Mr. Rubizhevsky's amount includes $15,005 for accrued vacation that was paid in December 1999, $9,000 car allowance, and $4,180 employer matching contribution to Isonics' 401k plan.

(j) Mr. Rubizhevsky's amount includes $9,000 car allowance and $5,280 employer matching contribution to Isonic's 401k plan.

(k) Dr. Grady's amount includes $12,020 for accrued vacation that was paid in December 1999, $9,000 car allowance, and $2,813 employer matching contribution to the Isonics' 401k plan.

(l) Dr. Grady's amount includes $9,000 car allowance and $4,320 employer matching contribution to Isonics 401k plan.

(m) Dr. Burden's amount includes $6,000 car allowance and $3,750 employer matching contribution to Isonics 401k plan.

(n) Mr. Halstead's amount includes $9,000 car allowance and $3,330 employer matching contribution to Isonics 401k plan.

(o) Options to purchase 25,000 shares of common stock were granted in April 1999, as consideration for delaying salary in March and April 1999, and are currently exercisable at $1.4375 per share and expire April 26, 2004.

(p) Options to purchase 22,500 shares of common stock were granted in April 1999, as consideration for delaying salary in March and April 1999, and are currently exercisable at $1.4375 per share and expire April 26, 2004.

(q) Options to purchase 15,625 shares of common stock were granted in April 1999, as consideration for delaying salary in March and April 1999, and are currently exercisable at $1.4375 per share and expire April 26, 2004.

(r) Options to purchase 100,000 shares of common stock were granted in January 1999 as consideration for Dr. Burden's promotion to vice president in January 1999, with an exercise price of $1.10 per share (of which 70,000 have vested as of September 17, 2001, and continue to vest at a rate of 5%, or 5,000, per quarter). Options to purchase 21,458 shares of common stock were granted in April 1999 as consideration for delaying salary in March and April 1999, and are currently exercisable at $1.4375 per share and expire April 26, 2004.

(s) Options to purchase 100,000 shares of common stock were granted in February 1999, as consideration for Mr. Halstead joining the Company as Chief Financial Officer, with an exercise price of $2.5625 per share. As a result of Mr. Halstead's resignation, his unexercised options expired
    July 31, 2001.

(t) Options to purchase 25,000 shares of common stock were granted in January 2000, as consideration for Mr. Halstead's promotion to Vice President in January 2000. As a result of Mr. Halstead's resignation, his unexercised options expired July 31, 2001.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
  AGREEMENTS

    In September 1997, we entered into employment agreements with James E. Alexander and Boris Rubizhevsky. The agreements have a term of four years and provide for annual salaries of $200,000 and $180,000, respectively, although either Isonics or the individuals may terminate these agreements prematurely in their discretion. By resolution of the Board of the Directors made on January 30, 2000, both Mr. Alexander and Mr. Rubizhevsky received salary increases commencing February 1, 2000, equal to 20% of their current salary, $240,000, and $216,000, respectively. The salary increases were granted in recognition of their performance for Isonics and the fact that neither Mr. Alexander nor Mr. Rubizhevsky had received salary increases in approximately two and one-half years. Under the agreements, each officer is entitled to receive incentive compensation up to 50% of the officer's annual salary, as we approve, pursuant to such executive compensation plan as we may approve. The agreements provide that upon a termination of employment other than for cause (as defined in the agreements), the officer is entitled to severance compensation of eighteen (18) months of his salary, paid at the same time as salary payments, 25% of the officer's annual prevailing salary, paid upon termination, and in addition all outstanding stock options held by the officer will be accelerated and will become exercisable in full and our right of repurchase will terminate with respect to such shares. The agreements provide for similar accelerated vesting of outstanding stock options upon a change in control of Isonics. Although these contracts have expired in September 2001, the compensation committee has not yet determined whether to offer new contracts to these officers.

    We have also entered into employment agreements with Dr. Daniel J. Grady, Dr. Stephen J. Burden and Mr. John Sakys. The agreements have an indefinite term and provide for at-will employment, terminable at any time by either party. The agreements provide for a rate of annual compensation, which we will review annually. Under each agreement, Dr. Grady, Dr. Burden and Mr. John Sakys are entitled to participate in our standard plans and policies. The agreements also include confidentiality and invention assignment provisions. Additionally, Mr. Herbert Hegener is covered by an employment agreement extending through December 2001. Dr. Cuttriss and Isonics agreed to a cancellation of his previous employment agreement (which extended through September 2003) in connection with our sale of IPRC to a management group that included him.

STOCK OPTIONS AND OPTION PLANS

    We grant options to executive officers, employees, and consultants under the following plans (collectively the "Plans"):

    (A) 1996 STOCK OPTION PLAN. Although this plan has been terminated, there are options outstanding.

    (B) 1996 EXECUTIVES' EQUITY INCENTIVE PLAN. The Executives' Plan authorized the grant of options to purchase 1,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. The directors approved this plan in September 1996 and the shareholders in October 1996. The directors approved an amendment to this plan in August 2000; the shareholders approved the amendment in October 2000. We are presenting a further amendment to this plan to the shareholders at the meeting described in this proxy statement.

    (C) 1996 EQUITY INCENTIVE PLAN. The Employees' Plan authorized the grant of options to purchase 500,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of
       Section 422 of the Internal Revenue Code, or non-qualified stock options. The directors approved this plan in September 1996 and the shareholders in October 1996. The directors approved an amendment to this plan in August 2000; the shareholders approved the amendment in October 2000. We are presenting a further amendment to this plan to the shareholders at the meeting described in this proxy statement.

    (D) 1998 EMPLOYEE STOCK PURCHASE PLAN. The Stock Purchase Plan authorized employee purchase of up to 200,000 shares of Isonics common stock. The directors approved this plan in August 1998. Shareholders approved it in October 1998.

    As of September 17, 2001, options to purchase a total of 263,125 shares, 101,458 shares, and 358,769 shares respectively, were outstanding under the Executives' Plan, Employees' Plan, and 1996 Stock Option Plan, and options to purchase 664,417, 354,362, and 0 shares, respectively, remained available for grant.

    Except for the Director's Plan, we have not adopted any other stock option or stock appreciation rights plan. See "COMPENSATION OF DIRECTORS."

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

    The following options were granted to executive officers named in the compensation table during the fiscal year ended April 30, 2001. We did not grant any stock appreciation rights to any person during fiscal year 2001 or subsequently. We have not granted any stock options to executives named in the compensation table in fiscal 2002.

                                    NUMBER OF SECURITIES     PERCENT OF TOTAL
                                         UNDERLYING           OPTIONS/STOCK
                                       OPTIONS/STOCK       APPRECIATION RIGHTS
                                    APPRECIATION RIGHTS    GRANTED TO EMPLOYEES   EXERCISE PRICE   EXPIRATION
NAME AND PRINCIPAL POSITION             GRANTED (#)           IN FISCAL YEAR          ($/SH)          DATE
---------------------------         --------------------   --------------------   --------------   ----------
James E. Alexander................           0                     0.0%                 N/A            N/A
  President & CEO
Boris Rubizhevsky.................           0                     0.0%                 N/A            N/A
  Senior Vice President(a)
Daniel J. Grady...................           0                     0.0%                 N/A            N/A
  Vice President
Stephen J. Burden.................           0                     0.0%                 N/A            N/A
  Vice President
Brantley J. Halstead..............           0                       0%                 N/A            N/A
  Vice President(b)

------------------------

(a) Does not include 33,333 warrants obtained in a private transaction completed in July 1999 or the additional 2,123 warrants obtained under anti-dilution provisions in January 2001.

(b) Mr. Halstead resigned effective May 1, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
  VALUES

    Mr. Halstead exercised 16,000 stock options for cash in October 2000. These stock options were granted in April 1999, and approved by the board of directors in October 1999. No other officer exercised employee stock options during the fiscal year ended April 30, 2001, or subsequently.

    The following table sets forth information regarding the year-end value of options being held by the Chief Executive Officer and the other such named officers and persons on April 30, 2001.

                                                          NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS/STOCK
                                SHARES                 OPTIONS/STOCK APPRECIATION     APPRECIATION RIGHTS AT
                             ACQUIRED ON     VALUE      RIGHTS AT APRIL 30, 2001          APRIL 30, 2001
NAME AND PRINCIPAL POSITION  EXERCISE (#)   REALIZED   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
---------------------------  ------------   --------   --------------------------   --------------------------
James E. Alexander.........           0           0           25,000/0                       $0/$0
  President & CEO
Boris Rubizhevsky..........           0           0           22,500/0                       $0/$0
  Senior Vice President(a)
Daniel J. Grady............           0           0           222,965/0                   $174,423/$0
  Vice President
Stephen J. Burden..........           0           0        167,167/25,720               $27,200/$4,800
  Vice President
Brantley J. Halstead.......      16,000     $16,000         90,000/35,000                    $0/$0
  Vice President(b)

------------------------

(a) Does not include 33,333 warrants obtained in a private transaction completed in July 1999 or the additional 2,123 warrants obtained under anti-dilution provisions in January 2001.

(b) Mr. Halstead resigned effective May 1, 2001. As a result, the 90,000 outstanding stock options held by Mr. Halstead expired July 31, 2001.

LONG TERM INCENTIVE COMPENSATION PLANS, AND DEFINED BENEFIT AND ACTUARIAL PLANS

    Isonics has no long term incentive compensation plans, defined benefit plans, or actuarial plans.

COMPENSATION OF DIRECTORS

    In January 2000, we agreed to compensate non-employee directors $2,000 for attending Board of Directors' meetings in person, and $500 for attending Board of Directors' meetings telephonically beginning January 1, 2000. Previously we had not compensated our directors for their service as such.

    The 1998 Directors' Plan authorized each person serving as a member of the Board who is not an employee of Isonics to receive options to purchase 20,000 shares of Isonics common stock when such person accepts his position as a Director and to receive an additional option to purchase 10,000 shares when such person is re-elected as a Director provided such person is not an Isonics employee. The exercise price for the options is the Fair Market Value (as defined in the Executives' Plan) on the date such person becomes a director and the options are exercisable for five years from such date. The options granted under the Directors' plan vest immediately upon the date of the grant. In the event a Director resigns or is not re-elected to the Board, failure to exercise the options in three months results in the options' termination prior to the expiration of their term. Although the Directors adopted the plan in 1998, the Board formalized the plan by resolution in January 2000.

    Under the Directors' Plan the following individuals have been granted options through September 17, 2001:

NAME                                           SHARES UNDER OPTION   EXERCISE PRICE       EXPIRATION
----                                           -------------------   --------------   -------------------
Lindsay Gardner..............................        20,000             2$.375           May 21, 2003
                                                     10,000             1$.1875         October 5, 2003
                                                     10,000             6$.250          April 26, 2005
                                                     10,000             2$.1875        October 10, 2005

Richard Parker...............................        20,000             1$.656          August 17, 2003
                                                     10,000             1$.1875         October 5, 2003
                                                     10,000             6$.250          April 26, 2005
                                                     10,000             2$.1875        October 10, 2005

Larry Wells..................................        20,000             7$.3125        January 29, 2005
                                                     10,000             6$.250          April 26, 2005
                                                     10,000             2$.1875        October 10, 2005

    We do not have any other arrangements pursuant to which we compensate the Directors for acting in their capacities as such.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    We provide the following information regarding transactions among officers, directors and significant shareholders of Isonics during the most recent two fiscal years and during the subsequent fiscal year.

SALE OF INTERNATIONAL PROCESS RESEARCH CORPORATION

    Effective February 1, 2001, we sold International Process Research Corporation("IPRC") to a limited liability company, Interpro Zinc LLC, in a management buy-out. Robert H. Cuttriss, Ph.D. (formerly an executive officer of Isonics) is the manager of Interpro Zinc LLC and a 25% owner. James E. Alexander (president, chief executive officer, and a director of Isonics) and Boris I. Rubizhevsky (senior vice president and a director of Isonics) are also 25% owners of Interpro Zinc LLC and participated in the purchase of IPRC.
Mr. Alexander and Mr. Rubizhevsky advised our board that they do not intend to participate actively in Interpro Zinc's activities.

CORPORATE LOANS TO OFFICERS

    In the past, Isonics has from time-to-time made loans to Messrs. Alexander and Rubizhevsky. In each case, the loans have been interest-bearing and have been repaid. The following table sets forth some information regarding these loans through April 30, 2001. Isonics has not made any loans to any officers subsequently.

                                                            JAMES E. ALEXANDER     BORIS RUBIZHEVSKY
                                                             PRESIDENT & CEO     SENIOR VICE PRESIDENT
                                                            ------------------   ---------------------
Balance as of April 30, 1999..............................      $236,360.38           $223,325.22
FY 2000 Borrowings(a).....................................         7,690.49              7,221.34
FY 2000 Repayments(a).....................................       244,050.87(b)         230,546.56(c)
                                                                -----------           -----------
Balance as of April 30, 2000..............................      $      0.00           $      0.00
FY 2001 Borrowings(a).....................................       100,000.00            100,000.00
FY 2001 Repayments(a).....................................          100,000(d)            100,000(d)
Balance as of April 30, 2001..............................      $      0.00           $      0.00

------------------------

(a) Includes interest accrued and paid. Amounts are aggregated.

(b) In October 1999 Mr. Alexander applied $74,038.54 of a bonus awarded to him to the repayment of this indebtedness. In February 2000, Mr. Alexander surrendered 30,437 shares of Isonics common stock in satisfaction of the remaining $165,000 principal and $10,012.33 interest.

(c) In October 1999 Mr. Rubizhevsky applied $60,534.23 of a bonus awarded to him to the repayment of this indebtedness. In February 2000, Mr. Rubizhevsky surrendered 30,437 shares of Isonics common stock in satisfaction of the remaining $165,000 principal and $10,012.33 interest.

(d) The loans were made to the officers in March ($50,000 each) and April ($50,000 each), 2001, and were repaid, with interest at 6.6% per annum, on April 30, 2001.

CORPORATE LOANS FROM OFFICERS AND EMPLOYEES

    During the fiscal years ended April 30, 2000 and 2001, Isonics' officers, directors and employees loaned Isonics funds. The following schedule summarizes these borrowing and repayments.

                                                                                             BALANCE AS OF
                                             BALANCE AS OF      FY 2000         FY 2000        APRIL 30
NAME AND PRINCIPAL POSITION                   MAY 1, 1999    BORROWINGS(A)   REPAYMENTS(A)       2000
---------------------------                  -------------   -------------   -------------   -------------
James E. Alexander.........................   $     0.00      $     0.00       $     0.00        $0.00
  President & CEO
Boris Rubizhevsky..........................   $44,290.20      $ 8,858.04       $53,148.24        $0.00
  Senior Vice President(b)
Daniel J. Grady............................   $     0.00      $     0.00       $     0.00        $0.00
  Vice President
Stephen J. Burden..........................   $     0.00      $57,500.00       $57,500.00        $0.00
  Vice President(c)
Lindsay Gardner............................   $     0.00      $     0.00       $     0.00        $0.00
  Director

------------------------

(a) Includes interest accrued and paid through April 30, 2000. Amounts are aggregated.

(b) Mr. Rubizhevsky's note to Isonics was converted into 66,666 shares of common stock underlying 33,333 shares of Series A Stock and 33,333 warrants issued in connection with a second private placement of Series A convertible preferred stock and warrants to purchase Isonics common stock on July 30, 1999.

(c) Dr. Burden's note to Isonics was converted into 66,666 shares of common stock underlying 33,333 shares of Series A Stock and 33,333 warrants issued in connection with the second private placement on July 30, 1999.

                                                 BALANCE AS OF    FY 2001      FY 2001     BALANCE AS OF
NAME AND PRINCIPAL POSITION                       MAY 1, 2000    BORROWINGS   REPAYMENTS   APRIL 30 2001
---------------------------                      -------------   ----------   ----------   --------------
James E. Alexander.............................      $0.00          $0.00       $0.00          $0.00
  President & CEO
Boris Rubizhevsky..............................      $0.00          $0.00       $0.00          $0.00
  Senior Vice President
Daniel J. Grady................................      $0.00          $0.00       $0.00          $0.00
  Vice President
Stephen J. Burden..............................      $0.00          $0.00       $0.00          $0.00
  Vice President
Lindsay Gardner................................      $0.00          $0.00       $0.00          $0.00
  Director

    Mr. Hegener had a loan payable to him from Isonics in the amount of $438,314 resulting from the 1998 purchase of Chemotrade by Isonics. Isonics paid all monies owed to Mr. Hegener in December 1999 and issued to Mr. Hegener 35,000 warrants to purchase common stock at $3.00 per share through June 30, 2004, to compensate him for a late loan payment.

    There are no monies currently owed to Mr. Hegener under the premise of corporate loans. All monies owed were repaid in December 1999.

    Effective April 30, 2001 we owe approximately $114,000 to the former owners of Chemotrade resulting from contingent consideration payable to the sellers based on the 2001 earnings of Chemotrade. Included in the $114,000 is approximately $57,000 payable to Mr. Hegener.

               PROPOSAL 2 - INCREASE IN AUTHORIZED CAPITALIZATION

GENERAL DESCRIPTION

    COMMON STOCK. The Board of Directors has approved and recommends that the shareholders approve an increase in the number of shares of Common Stock Isonics is authorized to issue. Isonics' articles of incorporation presently authorizes it to issue up to 20,000,000 shares of Common Stock. The following table sets forth the number of shares Isonics currently has outstanding and committed for issuance as of the record date for the Special Meeting:

Common Stock outstanding....................................   9,311,475

Common Stock issuable upon conversion of outstanding
  Series A Stock............................................     963,666

Common Stock underlying options that are outstanding or are
  issuable pursuant to our stock option plans...............   1,882,131

Common Stock underlying outstanding Class A Common Stock
  Purchase Warrants*........................................     177,390

Common Stock underlying outstanding Class B Common Stock
  Purchase Warrants.........................................   1,780,110

Common Stock underlying authorized Class C Common Stock
  Purchase Warrants.........................................     202,500

Common Stock underlying Class C Common Stock Purchase
  Warrants issuable upon exercise of outstanding Class B
  Common Stock Purchase Warrants............................   1,780,110

Common Stock underlying other warrants......................   3,374,012

Common Stock reserved for ESPP..............................     172,063

Common Stock issuable upon conversion of outstanding
  Series B Stock issuable in connection with the acquisition
  of certain technology of Silicon Evolution, Inc.**........     500,000

Total.......................................................  20,143,457

------------------------

* The Class A Warrants expired on September 21, 2001 and will not be outstanding as of the date of the meeting.

**  The Series B Stock was issued in October 2001, after the record date.

    As described in the table, we have plans to issue more than the total number of shares of Common Stock, which we are currently authorized to issue. Unless the shareholders approve an increase in authorized capital, we will not be able to accomplish further equity-based financing or acquisitions using our Common Stock. While we have no agreements to complete either a financing or acquisition at the present time (other than the proposed acquisition from Silicon Evolution, Inc.), such plans may change in the future.

    PREFERRED STOCK. We currently have 10,000,000 shares of our preferred stock authorized. The proposed recapitalization will not affect the authorized preferred stock.

    We have established a series of our preferred stock, the Series A Stock. The Series A Stock consists of 1,830,000 shares issued with a liquidation preference and conversion right of $1.50 per share. Through the record date, 866,334 shares of Series A Stock have elected to convert into Common Stock. The Series A Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such Series A Stock. The Redemption Trigger Date for the Series A Stock is the business day immediately following the thirtieth consecutive trading day that the average closing price during such trading days (or, if no closing price is reported, the average of the bid and ask prices) of the shares of Common Stock was above $8.00 per share (which minimum price shall be proportionally adjusted for stock splits, stock dividends, reverse stock splits and any other subdivision or combination of the Common Stock). After the Redemption Date, we may redeem all or any part of the Series A Stock at our election at any time, and from time to time. The Series A Stock is convertible into Common Stock at the option of the holder until the Company, if at all, chooses to redeem such shares on the basis of one share of Common Stock per share of Series A Stock and, until converted, each share of Series A Stock is entitled to one vote at any meeting of the shareholders of the Company.

    In October 2001, after the record date for this meeting, we issued 500,000 shares of our Series B Convertible Preferred Stock. We issued the Series B Stock to Silicon Evolution, Inc. in consideration of a license agreement. We may terminate the license agreement if certain future events do not occur and, in that case, we will cancel the Series B Stock issued to Silicon Evolution. The Series B Stock will automatically convert into common stock on a share-for-share basis when the Isonics shareholders approve the recapitalization set forth in proposal 2.

    COMMON STOCK. Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.

    Each shareholder is entitled to one vote for each share of common stock held on all matters submitted to a vote of shareholders.

    Cumulative voting for the election of directors is specifically authorized by California law and the Bylaws. Under cumulative voting for the election of directors, upon a proper and timely request by a shareholder, each shareholder is entitled to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The votes may be cast for one or more candidates. Thus, under cumulative voting, a majority of the outstanding shares will not necessarily be able to elect all of the directors, and minority shareholders may be entitled to greater voting power with respect to election of directors than if cumulative voting did not apply.

    The Bylaws provide that so long as we are a "listed company" as defined by applicable California law, there will not be cumulative voting in connection with the election of directors. Generally, a "listed company" is a company that is traded on the New York Stock Exchange, the American Stock Exchange or Nasdaq-National Market System. At the present time, we are not a "listed company" as defined in California law, and therefore cumulative voting will continue to apply in connection with the election of directors.

    The common stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon Isonics' liquidation, dissolution or winding up, the remaining assets legally available for distribution to shareholders, after payment of claims or creditors and payment of liquidation preferences, if any, on outstanding preferred stock, are distributable ratably among the holders of the common stock and any participating preferred stock outstanding at that time. Each outstanding share of common stock is fully paid and nonassessable.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION.

    The Board of Directors has adopted resolutions authorizing amendments to
Article III, Section (a) of our Articles of Incorporation, subject to shareholder approval, increasing the number of shares of Common Stock, which the Company may issue to 40,000,000, an increase of 20,000,000 shares.

    The Board of Directors proposes that the recapitalization described in this proposal be approved and completed, as follows:

                                        CURRENT            FOLLOWING RECAPITALIZATION
                               -------------------------   ---------------------------
                               OUTSTANDING                 OUTSTANDING
                               AND RESERVED   AUTHORIZED   AND RESERVED    AUTHORIZED
                               ------------   ----------   ------------   ------------
Common Stock.................   20,143,457    20,000,000    20,143,457     40,000,000
Preferred Stock..............    1,463,666    10,000,000       963,666     10,000,000

    If the recapitalization is approved, we expect to have sufficient capitalization to accomplish our corporate goals as expressed below.

REASONS FOR THE RECAPITALIZATION DESCRIBED IN THIS PROPOSAL

    In the recent past, we have used our authorized but unissued Common Stock for numerous different purposes, including:

    - financing activities in private placements of our securities,

    - for the issuance of stock upon exercise of options or conversion of our Series A Stock,

    - as partial consideration for a promise to deliver 200 kilograms of silicon-28 from Eagle-Picher Technologies, LLC (although the shares issuable to Eagle-Picher were subsequently cancelled because of its failure to deliver the silicon-28), and

    - in connection with the conversion of the Series B Stock issued to Silicon Evolution, Inc.

    At the present time, we have no remaining unissued and unreserved shares of our Common Stock. In fact, if all outstanding options and warrants were exercised and if all outstanding shares of our Series A Stock were converted to Common Stock, we would not be able to meet our contractual obligations to deliver shares of Common Stock from our authorized capitalization.

    The Board of Directors is concerned that this lack of remaining capitalization may result in adverse consequences to Isonics should we be unable to issue Common Stock to meet certain contractual requirements. The Board also believes that we need a significant amount of authorized capitalization for Isonics to accomplish its future growth objectives.

    You should note, however, that we have no plans currently to issue any shares of our Common Stock in connection with any contemplated transaction other than satisfaction of our outstanding obligations to the holders of options, warrants, Series A Stock, and Series B Stock.

EFFECT OF THE RECAPITALIZATION DESCRIBED IN THIS PROPOSAL

    The recapitalization described in this Proposal will result in Isonics being able to issue a large number of additional shares of its Common Stock. Subject to fiduciary requirements under the business judgment rule, the Board of Directors may authorize the issuance of additional shares of Common Stock without the need to obtain further shareholder approval. If issued, these shares would greatly affect the percentage interest of our present shareholders by reducing the proportionate voting power of the outstanding shares of Common Stock.

    In addition, the power to issue a substantial number of shares of Common Stock following the proposed recapitalization could be used by incumbent management to make any change in control of the Company more difficult. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of the Company. For example, additional shares of Common Stock could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid or to dilute the stock ownership of a person or entity seeking to obtain control of the Company.

    Despite such anti-takeover implications, the recapitalization is not the result of our knowledge of any specific effort to accumulate our securities or to obtain control of Isonics by means of a merger, tender offer, proxy solicitation in opposition to management, or otherwise. We are not submitting the proposed amendment for the recapitalization to enable us to frustrate any known efforts by another party to acquire a controlling interest in Isonics or to seek Board representation.

    Furthermore, the proposed recapitalization is not a part of any plan by our management to adopt a series of amendments to render the takeover of Isonics more difficult. Management does not presently intend to propose any anti-takeover measures in future proxy solicitations. Except as indicated below, management is not aware of the existence of any other provisions currently in the Articles of Incorporation or Bylaws having any anti-takeover effects which would impose any burden in excess of requirements imposed by the California Corporation Code or federal law upon potential tender offerors or others seeking a takeover of Isonics.

    - We have a class of preferred stock, which could also be used by the Board of Directors to delay or frustrate a change of control transaction.

    - Our Articles of Incorporation provide that the liability of corporate directors for monetary damages resulting from alleged breaches of their duty of care has been eliminated to the maximum extent provided by California law. Notwithstanding the amendment, directors remain potentially liable for breaches by them of their duty of loyalty to the Company.

    - California law allows indemnification of directors, officers, employees, and agents against liabilities incurred in any proceeding in which an individual is made a party because he was a director, officer, employee, or agent of the company if such person conducted himself in accordance with the applicable standard of care (requiring, among other things, actions taken in good faith in a manner reasonably believed to be in, or at least not opposed to, the best interests of the corporation). The availability of indemnification to directors for liability based upon their actions in choosing to issue shares in an attempt to resist a takeover could influence a director in choosing whether to approve the issuance of Common Stock or preferred stock or in taking other actions to resist a takeover.

FEDERAL INCOME TAX CONSEQUENCES

    Existing holders of our Common Stock will not be required to recognize any gain or loss for federal income tax purposes resulting from the approval and the completion of the recapitalization described in this Proposal.

VOTES REQUIRED AND RECOMMENDED

    Approval of the proposal for the Company to amend the Articles to effect the recapitalization requires the affirmative vote of:

    - a majority of the outstanding shares of our Common Stock, as well as

    - a majority of the outstanding shares of the Company's Common Stock and Series A Stock voting as a single class.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL FOR THE RECAPITALIZATION OF ISONICS. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the recapitalization described in this Proposal.

            AMENDMENT OF THE 1996 EXECUTIVES' EQUITY INCENTIVE PLAN
                                (PROPOSAL NO. 3)
                                      AND
                  AMENDMENT OF THE 1996 EQUITY INCENTIVE PLAN
                                (PROPOSAL NO. 4)
              YOUR BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT OF
                   THE 1996 EXECUTIVES' EQUITY INCENTIVE PLAN
                                      AND
                             "FOR" THE AMENDMENT OF
                         THE 1996 EQUITY INCENTIVE PLAN

    THE 1996 EXECUTIVES' EQUITY INCENTIVE PLAN. The 1996 Executives' Equity Incentive Plan (the "Executives' Plan") was adopted by the Board of Directors in November 1996 and ratified by the shareholders of the Company at the 1997 Annual Meeting. At the 2000 Annual Meeting, the shareholders approved an amendment to this plan to increase to 1,000,000 the number of shares reserved for issuance under this plan. The purpose of the Executives' Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. The proposed amendment will increase from 1,000,000 to 2,000,000 the number of shares reserved for issuance under the Executives' Plan. As of September 17, 2001, 664,417 shares or options remain issuable under the Executives' Plan.

    THE 1996 EQUITY INCENTIVE PLAN. The 1996 Equity Incentive Plan (the "Employees' Plan") was adopted by the Board of Directors in November 1996 and ratified by the shareholders of the Company at the 1997 Annual Meeting. At the 2000 Annual Meeting, the shareholders approved an amendment to this plan to increase to 500,000 the number of shares reserved for issuance under this plan. As the case of the Executives' Plan, the purpose of the Employees' Plan is to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. The proposed amendment will increase from 500,000 to 1,000,000 the number of shares reserved for issuance under the Employees' Plan. As of September 17, 2001, only 354,362 shares or options remain issuable under the Employees' Plan.

    REASONS FOR THE RECOMMENDATION. We have recently acquired certain business assets from Silicon Evolution, Inc., an unaffiliated manufacturer of silicon-on-insulation and other forms of silicon wafers for the electronics industry. At the same time, we entered into employment arrangements with certain persons previously affiliated with Silicon Evolution which requires us to issue stock bonus shares and options to these persons as described below. These employment agreements will be effective on the earliest of Isonic's receipt of adequate funding as defined, Isonics commencing a wafer manufacturing business on a commercial scale, or Isonics providing written notice to the employee that the agreement has become effective. We also wish to grant additional stock options to certain current employees as described below.

                               STOCK BONUS SHARES     STOCK OPTIONS      STOCK BONUS SHARES     STOCK OPTIONS
NAME                           (EXECUTIVES' PLAN)   (EXECUTIVES' PLAN)   (EMPLOYEES' PLAN)    (EMPLOYEES' PLAN)
----                           ------------------   ------------------   ------------------   -----------------
Hans J. Watlitzki............       200,000              200,000                  -0-                  -0-
Ralph Ahlgren................       100,000              100,000                  -0-                  -0-
Kurt Dichmann................           -0-                  -0-              100,000              100,000
Robert Bissell...............           -0-                  -0-               50,000               75,000
Howard Hogle.................           -0-                  -0-               50,000               75,000
James E. Alexander...........           -0-              100,000                  -0-                  -0-
Boris Rubizhevsky............           -0-              100,000                  -0-                  -0-
Stephen Burden...............           -0-              100,000                  -0-                  -0-
Daniel Grady.................           -0-              100,000                  -0-                  -0-

    The increase in the number of shares subject to the plans permits us to meet these obligations.

    In addition, Isonics operates in an extremely competitive high tech job market where unemployment is extremely low and where turnover can be very high. In this job market, stock option and other equity incentive plans are offered by the majority of the firms with whom the Company competes for talent.

    RECOMMENDATION OF THE BOARD. At the Annual Meeting, the shareholders are being requested to ratify the amendments to increase the number of shares available under the Executives' Plan to 2,000,000 (an increase of 1,000,000 shares, Proposal No. 3) and to increase the number of shares available under the Employees' Plan to 1,000,000 shares (an increase of 500,000 shares, Proposal
No. 4).

    Your Board recommends amending both of the Plans to increase the number of shares of reserved for issuance under the plans. These amendments will allow the Compensation Committee of the Board and the Board itself to issue options and stock bonuses, and to provide for the issuance of restricted stock to executives and employees of the Company to encourage them to continue to share in the growth and prosperity of the Company.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented and entitled to vote at the Annual Meeting, will be required to ratify the adoption of both Proposals. If only one Proposal is adopted, that Proposal will be implemented regardless of whether the other Proposal is adopted.

    The Board of Directors believes that the Executives' Plan and the Employees' Plan each continues to be necessary to allow the Company to provide meaningful equity incentives to attract, motivate and retain executives and employees. Consequently, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

    FOR PROPOSAL NO 3 TO INCREASE THE NUMBER OF SHARES INCLUDED IN THE EXECUTIVES' PLAN; AND

    FOR PROPOSAL NO 4 TO INCREASE THE NUMBER OF SHARES INCLUDED IN THE EMPLOYEES' PLAN.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THOSE PROXIES.

    SUMMARY OF THE PLANS. The terms of both the Executives' Plan and the Employees' Plan are similar. A summary of the principal provisions of the Plans is set forth below.

    PURPOSE. The purpose of each of the Plans is to attract and retain the best available personnel, to provide additional incentives to the employees of the Company and its subsidiaries, to promote the success of the Company's business and to enable the executives and employees to share in the growth and prosperity of the Company by providing them stock options, stock bonuses, and restricted stock awards.

    ADMINISTRATION. The Executives' Plan and the Employees' Plan are each administered by a committee of the Board of Directors formed pursuant to the Executives' Plan (the "Committee"). Currently the members of the Committee are Lindsay Gardner, Richard Parker, and Larry Wells, all outside (non-employee) directors who are not eligible to participate in the Executives' Plan. All questions of interpretation of the Executives' Plan or the Employees' Plan are determined in the sole discretion of the Committee, and its determinations are final and binding upon all participants.

    ELIGIBILITY. Incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company or of a subsidiary. All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any subsidiary provided such consultants, contractors and advisors render BONA FIDE services not in connection with the offer and sale of securities in a capital-raising transaction.

    PURCHASE PRICE. The exercise price for incentive stock options issued under the plan must be no less than 100% of the market price of the Company's common stock on the date the options are granted; non-qualified stock options can be issued with an exercise price no less than 85% of the fair market value of the Common Stock. The purchase price of shares sold under either of the Plans pursuant to a restricted stock award must be at least 85% of the fair market value of the shares on the date the restricted stock award is granted. Stock bonuses issued to persons under either of the Plans will be treated as compensation to the recipient based on the current fair market value of the shares. The determination of the fair market value of the shares on a grant date is based upon the price at which the shares are traded on the public market.

    CAPITAL CHANGES. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustments will be made by the Board of Directs in the shares subject to purchase under the Executives' Plan or the Employees' Plan and in the purchase price per share.

    NON-ASSIGNABILITY. No person receiving any options or rights under the Executives' Plan or the Employees' Plan may pledge, assign or transfer the options or rights for any reason. Shares issued under the Executives' Plan or the Employees' Plan, or upon the exercise of an option issued under either Plan can only be transferred in accordance with the requirements of federal and applicable state securities laws.

    AMENDMENT AND TERMINATION OF THE PLANS. The Board may at any time terminate or amend the Executives' Plan or the Employees' Plan in any respect; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend either Plan in any manner that requires such shareholder approval pursuant to the Internal Revenue Code, the Securities Exchange Act of 1934, or the regulations promulgated thereunder as such provisions apply to plans such as the Executives' Plan or the Employees' Plan.

    FEDERAL TAX INFORMATION. The grant or exercise of a stock option pursuant to any of the Option Plans, the purchase of stock pursuant, the receipt of a stock bonus or a restricted stock award, or the sale of the Common Stock received each is a taxable event with ramifications under the federal Internal Revenue Code of 1986 and under applicable state laws. There are no federal income tax consequences to the Company upon the grant of options. Stock bonuses are treated as the payment of compensation to the recipient. The Company is currently entitled to a deduction to the extent amounts are taxed as ordinary income to a participant.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to shares purchased under the Executives' Plan and does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside.

INDEPENDENT AUDITORS

    The independent accounting firm of Grant Thornton LLP was selected by the Board of Directors with respect to the audit of the consolidated financial statements of the company for the fiscal year ending April 30, 2001, as well as many prior fiscal years. A representative of Grant Thornton LLP is expected to be present at the annual meeting.

    During 2000 and 2001, Grant Thornton LLP billed Isonics approximately $130,000 in fees related to the audit of the Company's annual financial statements for the year ended April 30, 2001 and for reviews of the Company's quarterly financial statements issued during the year ended April 30, 2001. Grant Thornton LLP also billed the Company approximately $40,000 in fees related primarily to certain of the Company's securities offerings conducted during the fiscal year ended April 30, 2001, and approximately $38,000 related to other non-audit services. Grant Thornton LLP did not bill the Company for any fees for financial information systems design or implementation. The audit committee has determined that the non-audit services performed by Grant Thornton LLP are compatible with maintaining Grant Thornton LLP's independence.

PROPOSALS FROM SHAREHOLDERS

    The Company expects to hold its Fiscal Year 2002 Annual Meeting of Shareholders in October 2002. Proposals from shareholders intended to be presented at the next Annual Meeting of shareholders should be addressed to the Company at Isonics Corporation, Attention: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403 and must be received by the Company by June 30, 2002. Upon receipt of any such proposal, the Company shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.

ANNUAL REPORT TO SHAREHOLDERS

    This proxy statement is being accompanied by the Company's annual report to shareholders. The annual report to shareholders does include the audited financial statements for the Company.

ANNUAL REPORT ON FORM 10-KSB AND OTHER REPORTS

    THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED APRIL 30, 2001, AND OTHER REPORTS FILED BY ISONICS UNDER THE SECURITIES EXCHANGE ACT OF 1934, ARE AVAILABLE TO ANY SHAREHOLDER AT NO COST UPON REQUEST TO: CORPORATE SECRETARY, 5906 MCINTYRE STREET, GOLDEN, CO 80403, OR BY TELEPHONE: (303) 279-7900.

OTHER MATTERS

    Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

    By Order of the Board of Directors:

    Isonics Corporation
    James E. Alexander, President

                              ISONICS CORPORATION
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    There shall be a committee of the Board of Directors of Isonics Corporation to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All members of the committee shall have a working familiarity with basic finance and accounting practices.

    The members of the committee shall be elected by the Board of Directors at its annual organizational meeting and shall serve thereafter until their successors shall be duly elected. Unless a Chair is elected by the full Board of Directors, the members of the committee may designate a Chair by majority of the full committee membership.

PURPOSE

    The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.

    In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions; and to ensure to the directors and shareholders the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee will:

    - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

    - Meet with the independent auditors and financial management of the corporation at a minimum of once a year 1) to review any comments or recommendations of the independent auditors; 2) to review the adequacy and effectiveness of the accounting and financial controls of the corporation;
      3) to assess the quality of earnings; and 4) to review the annual report to shareholders to ensure the independent auditors are satisfied with the disclosure and content of the financial statements and other financial information presented to the shareholders.

    - Meet quarterly in person or via telephone with management and the independent auditor to review current financial results and interim financial statements.

    - Periodically review company policy statements to determine their adherence to a Code of Conduct.

    - Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

    - Review accounting and financial human resources and succession planning within the company.

    - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

    - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

    - Review and update the committee's charter at least annually.

    - In addition to the above-mentioned meetings and as part of the Audit Committee's job to foster open communication, the committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters the committee or each of these groups believe should be discussed privately.

                              ISONICS CORPORATION
                              5906 MCINTYRE STREET
                                GOLDEN, CO 80403

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James E. Alexander and Boris Rubizhevsky, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock or Series A Convertible Preferred Stock of ISONICS CORPORATION held of record by the undersigned on September 17, 2001, at the Annual Meeting of Shareholders to be held on November 13, 2001 and at any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS  FOR all nominees listed below                       WITHHOLD AUTHORITY
                            (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /        TO VOTE FOR ALL NOMINEES LISTED BELOW / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE
                     BOX NEXT TO THE NOMINEE'S NAME BELOW.)

James E. Alexander / /                  Boris Rubizhevsky / /                   Lindsay A. Gardner / /
Richard Parker / /                      Larry J. Wells / /

2.  AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED CAPITALIZATION

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. AMENDMENT OF 1996 EXECUTIVES' EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO 2,000,000

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. AMENDMENT OF 1996 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO 1,000,000

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (OVER)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES AND WILL ABSTAIN FROM VOTING ON ALL OTHER MATTERS.

    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

    Please check here if you plan to attend the Annual Meeting:  / /

                                              Date: ______________________, 2001

                                              __________________________________

                                                          Signature

                                              __________________________________

                                                  Signature if held jointly

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THE PROXY CARD PROMPTLY IN THE
                                              ENCLOSED ENVELOPE